Exhibit 99.1

C O R P O R A T E P A R T I C I P A N T S

Hu Xiaoming, Chairman, Chief Executive Officer

Kewa Luo, Manager, Investor Relations

C O N F E R E N C E C A L L P A R T I C I P A N T S

Walter Hill, Carty & Company

Frank Blatterman, Private Investor

Terry McLemore, McLemore & Associates

Steve Miller, Private Investor

Arthur Porcari, Corporate Strategies Inc.

John Cronin, Private Investor

Michael Fearnow, Focus Tech Investments

P R E S E N T A T I O N

Operator

Good day ladies and gentlemen. Welcome to the Kandi Technologies Full Year 2019 Financial Results Conference Call. For your information, today’s conference is being recorded.

I would now like to turn the call over to your host, Ms. Kewa Luo. Please go ahead.

Kewa Luo

Thank you, Operator. Hello everyone. Welcome to Kandi Technologies Group’s full year 2019 earnings conference call. The Company distributed its earnings press release earlier today and you can find a copy on Kandi’s website at www.kandivehicle.com.

With us today are Kandi’s Founder, Chairman, and Chief Executive Officer, Mr. Hu Xiaoming. Mr. Hu will deliver prepared remarks followed by a question-and-answer session.

Before we get started, I’m going to review the Safe Harbor statement regarding today’s conference. Please note that the discussions today will contain forward-looking statements made under the Safe Harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements involve inherent risks and uncertainties. As such, the Company’s results may differ materially from the views expressed today. Further information regarding these and other risks and uncertainties are included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2019 and in other documents filed with the U.S. Securities and Exchange Commission. Kandi does not assume any obligation to update any forward-looking statements except as required under applicable law.

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As a reminder, this conference call is being recorded. In addition, an audio webcast of this conference will be available on Kandi’s Investor Relations website.

I will now turn the call over to Kandi’s Founder, Chairman and CEO, Mr. Hu Xiaoming.

Hu Xiaoming

(Chinese spoken)

Kewa Luo

Hello everyone and thank you for joining us on the call today. In 2019, due to the restructuring of the joint venture company, which we now call the affiliate company, we stopped production of our previous EV products in order to make adjustments and upgrade the product structure. Despite these challenges, Kandi had a strong year in 2019 with solid performance.

Full year 2019 revenue was $135.7 million, up 20.7%, and gross margin expanded to 18.7%. Please refer to the Form 10-K we filed today for more detailed financial information.

Hu Xiaoming

(Chinese spoken)

Kewa Luo

In 2019, we laid the groundwork for growth with new product development, market expansion, and implementing government accredited ride share vehicles in third and fourth tier cities; however, the COVID-19 crisis has delayed the progress in 2020. Once the virus situation is under control, the foundation we have built in 2019 will enable us to succeed this year. We will keep the market informed with more information as required.

Now, I will answer your questions. Please go ahead.

Operator, we are ready to take some questions.

Operator

Thank you. Ladies and gentlemen, if you would like to ask a question at this time, please press the star or asterisk key, followed by the digit one on your telephone. Please ensure that the mute function on your telephone is switched off to allow your signal to reach our equipment. If you find that your question has already been answered, you may remove yourself from the queue by pressing star, two. Once again, please press star, one to ask a question. We will pause for just a moment to allow everyone opportunity to signal.

We will take our first question from Walter Hill of Carty & Company. Please go ahead.

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Walter Hill

Regarding Kandi’s expected strong balance sheet, with the full magnitude—while the full magnitude may not show up until Q1 is reported in a few weeks, do payments from Geely and maybe Jinhua in Q1 2020, based on the $75 million, basically $1.20 in positive working capital and $221 million, about $4.25 in book value at the end of Q3, and the sale of the Jinhua facility, which appears to be priced at least 10 times higher than what the Jinhua facility was on Kandi’s books, it appears that Kandi’s balance sheet could soar to a net book value of around $285 million, or about $5.38 a share, and working capital of $137 million, about $2.85 a share.

My questions: clearly if even close to these expectations, Kandi will have one of the strongest balance sheets relative to a market cap of any EV player in China. Do we expect to possibly see Kandi take advantage of the industry stress in China by making one or more cash acquisitions, and after the Q1 quiet period ends and numbers are reported in a few weeks, could we expect to see a resumption of either insider or Company share buybacks?

Kewa Luo

Thank you for your question. Let me translate.

(Chinese spoken)

Hu Xiaoming

(Chinese spoken)

Kewa Luo

Thank you for your question. I believe there are significant impacts on all the companies as a result of the COVID-19 pandemic. I don’t think we were prepared for this. According to the evolving situation, the Companies will have to make appropriate adjustments to their strategic business planning. We should focus on having steady growth. For now, we are not actively planning on any acquisitions unless there is any great companies that fits our business strategy.

To answer your second question, we are bullish on our long-term outlook, but given the highly volatile nature of the COVID-19 crisis, we believe that conserving our resources is the most prudent course of action in the near term.

Walter Hill

Thank you.

Kewa Luo

Thank you.

Operator

Thank you. We move to our next question from Frank Blatterman, a private investor. Please go ahead, sir.

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Frank Blatterman

Yes, and good morning. I have three very short questions. First question, is the Hainan—is the Haikou factory on Hainan Island presently manufacturing vehicles, and which vehicles are being manufactured there?

Kewa Luo

Do you want to finish asking all your questions, then Mr. Hu can answer all together?

Frank Blatterman

Sure. Second question, have any sales occurred to ride hail companies located on Hainan Island, and if so, how many and are they continuing? My third question, Google Earth Views show what appear to be two dormitories on the campus on Hainan Island associated with Kandi’s plot. Do the presence of the dormitories and the use of them present any risk to the employees, if they are there, from the COVID-19, and if so, what precautions has the Company taken to keep them healthy?

Kewa Luo

Okay, thank you.

(Chinese spoken)

Hu Xiaoming

(Chinese spoken)

Kewa Luo

First of all, thank you for your questions. Hainan factory mainly manufactures Model K23. This is for the ride share market, but because of the COVID-19 situation, the local government suggests us to put on hold for any sales to the ride share market. Again, due to this very fast changing COVID situation, we can’t make any forward sales forecast at this time.

Regarding to the dormitories where our employees live are new construction building. With living necessities. I believe it’s a very safe place for them to resident. For everyone who came from outside of the city, they all had to go through the 14-day quarantine, as of now there is no one from our dormitories got infected.

Frank Blatterman

Thank you.

Kewa Luo

Thank you.

Hu Xiaoming

(Chinese spoken)

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Operator

Thank you. We take our next question from Terry McLemore of McLemore & Associates. Please go ahead.

Terry McLemore

Yes, good morning, and thank you Mr. Hu for a very nice last 15 months in some pretty tough and challenging times.

First, I want to tell you that I’ve lived in Oklahoma City, Oklahoma for all my life, but 10 years ago I moved to a neighborhood that, believe it or not, had two of the Kandi Cocos. I need to tell you that I’ve driven them and they are both still running today, so there is a testament to these things will last a long time.

Anyway, my question is about sales in the United States. How is that going? What are any tariffs or COVID-19 problems that you’re seeing, and what’s your expectations for sales in the U.S. going forward? Thank you.

Kewa Luo

(Chinese spoken)

Hu Xiaoming

(Chinese spoken)

Kewa Luo

Actually, the dealerships are ready to distribute the Kandi EVs, and we now have about 50 dealerships, but however the COVID crisis has delayed everything. Everything is closed now in the U.S. I think we will resume building the dealership network as the economy recovers.

Terry McLemore

Okay, maybe a follow-on question. Which cars are being offered over here, or which ones will be, like the K23 or the K27? Is the K27, is that a Jinpeng made EV?

Kewa Luo

(Chinese spoken)

Hu Xiaoming

(Chinese spoken)

Kewa Luo

Right now we are planning on selling both K23 and K27.

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Terry McLemore

Okay, final question, real quick. Does Mr. Hu ever plan on coming back to the U.S. for a Shareholders meeting, like the one we had in San Francisco five, six, seven years ago?

Kewa Luo

(Chinese spoken)

Hu Xiaoming

(Chinese spoken)

Kewa Luo

Mr. Hu is saying that definitely I do have the plan going if the opportunity arises, so really look forward to meeting with you guys again when we have a chance to host the shareholder meeting in the US.

Terry McLemore

Very good. Tell him thank you again very much.

Kewa Luo

Thank you very much. (Chinese spoken)

Operator

Thank you. We move to Steve Miller, private investor. Please go ahead, sir.

Steve Miller

Hi Kewa, I have three short questions on totally different subjects. First one is when will Kandi get off the public company accounting oversight board’s non-compliant list? Is that a priority for Kandi, and if it is, what are you and Henry Yu, Head of the Audit Committee doing to make it happen?

Kewa Luo

Excuse me, I have some—I couldn’t hear you clearly.

Steve Miller

Okay, let me try again. When will Kandi get off the public company accounting oversight board’s non-compliant list? Is that a priority for you, and if it is, what are you and Henry Yu, the Head of the Audit Committee, doing to make it happen? Will it take more months or years?

Kewa Luo

(Inaudible)

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Steve Miller

Hello?

Hu Xiaoming

(Chinese spoken)

Steve Miller

Hello?

Hu Xiaoming

(Chinese spoken)

Kewa Luo

Okay.

Hu Xiaoming

(Chinese spoken)

Kewa Luo

(Chinese spoken)

Hu Xiaoming

(Chinese spoken)

Kewa Luo

Hi Steve, my apologies. My phone got some technical problems, I couldn’t hear you clearly, so right now Operator just connected me on the other line. Please repeat your question one more time.

Steve Miller

Sure. When will Kandi get off the public company accounting oversight board’s non-compliant list? Is that a priority for Kandi, and if it is, what are you and Henry Yu, the Head of the Audit Committee doing to make it happen? Will it take more months or years?

Kewa Luo

(Chinese spoken)

Hu Xiaoming

(Chinese spoken)

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Kewa Luo

Actually our current auditors, Marcum B&P are subject to the PCAOB inspections where PCAOB is able to access to the audit work papers.

Hu Xiaoming

(Chinese spoken)

Kewa Luo

The most important reason we changed to the current auditors from BDO is because to provide the PCAOB access to audit work papers and other information.

Steve Miller

It is anticipated that, like, within six months Kandi is going to be off the non-compliant list?

Kewa Luo

(Chinese spoken)

Female Speaker

(Chinese spoken)

Kewa Luo

(Chinese spoken)

Female Speaker

(Chinese spoken)

Kewa Luo

According to my accounting colleague, she said after our 2019 10-K is released, PCAOB will have access to our 2019 financial audit work papers, but before that, for 2018, they weren’t able to have the access.

Steve Miller

All right, and then pardon my pronunciation, but whatever happened to Ms. Wang Yuanyao, the Vice President of Finance who was appointed by Kandi’s Board in February of last year? Is she still at Kandi, and is Zhu Xiaoying, who was appointed as interim Chief Financial Officer in January of last year, will she ever become the official CFO, or are there plans to replace her this year?

Kewa Luo

(Chinese spoken)

Hu Xiaoming

(Chinese spoken)

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Kewa Luo

We actually have a very good candidate right now that we believe is going to be on board shortly.

Steve Miller

Okay, and finally, I understand that one of the tasks for Blueshirt from the very start, which was several months ago, was to dramatically overhaul Kandi’s websites. I’ve heard that they have made recommendations to you how they should be improved, but perhaps they have not been given the full go-ahead. Why is it taking so long?

Kewa Luo

(Chinese spoken)

Hu Xiaoming

(Chinese spoken)

Kewa Luo

We do intend to make substantial and useful updates to both the general website and the Investor Relations section. They are a lot of work to be done, but we expect to finish before the end of the third quarter.

Steve Miller

All right, thank you very much.

Kewa Luo

Thank you.

Operator

We move now to Arthur Porcari of Corporate Strategies Inc. Please go ahead.

Arthur Porcari

Good evening Mr. Hu. Hopefully you and your family are in good health, and also congratulations on delivering a strong 2019 revenue growth while in business transition, along with a smooth auditor conversion to the new U.S.-based global auditor, Marcum.

Pass that on to Mr. Hu, Kewa, please.

Kewa Luo

Hi, sorry Art, can you repeat your last question or your last sentence?

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Arthur Porcari

All I was doing, I was just saying—we’ll just move on. Recently Kandi has been given a lot of very positive share of press while Geely, in the release of the new Fengsheng Maple 30X EV, this both from the China media and the U.S. EV media. After subsidy pricing, as Kandi and the media have reported, the cost of the average 30X was around $10,000, and some 30,000 units are reported expected to be sold by Fengsheng this year.

As one English media source headlined, the 30X is less than a quarter of the price of a Tesla 3, yet aside from speed and range, the 30X has many of the same features, to include removable sunroof, autonomous driving sensors, 30-minute quick charge, full feature touch screen, and even a feature the Tesla doesn’t have, an 80-second quick battery exchange.

I have a few questions. Pass that on to Mr. Hu first and then I’ll give you the questions.

Kewa Luo

Okay, let me translate what you have so far.

(Chinese spoken)

Hu Xiaoming

(Chinese spoken)

Kewa Luo

I really appreciate you asking about my family. Everybody in family is doing well. Please go ahead with your questions. I will answer one by one.

Arthur Porcari

Okay. As past reported, Kandi is expected…

Kewa Luo

Hello?

Arthur Porcari

Yes, can you hear me?

Kewa Luo

Yes, go ahead.

Arthur Porcari

Okay. As past reported, Kandi had expected to be bidding on providing parts and batteries for Fengsheng as in the past it has for JV cars. But, at these low 30X prices, it would seem impossible for Kandi to make any profit bidding on Fengsheng parts. Do you still expect Kandi to provide these parts, or are we going to pass on that for now?

I have some more questions behind that one.

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Kewa Luo

(Chinese spoken)

Hu Xiaoming

(Chinese spoken)

Kewa Luo

Yes, this is actually a very good question. As you can see that Geely has put out a lot of effort in promoting the 30X, so they do have very high requirements for the price for the EV parts to profit. Therefore, Kandi has adjusted this model structure to increase battery production for intelligent electric transportation products. For this year, we do have a lot of planning for a variety of products, but due to the market uncertainties right now, we are still waiting to see the opportunities.

Arthur Porcari

Okay, that’s what I thought. Will Kandi’s 100% subsidiary, Jinhua An Kao, be providing the quick battery exchange technology in the Fengsheng EVs? If not, why not, and also what percentage of 30X sales are expected to be sold to individuals versus ride hailing?

I still have one more behind that.

Kewa Luo

(Chinese spoken)

Hu Xiaoming

(Chinese spoken)

Kewa Luo

Actually this model Maple 30X doesn’t have the quick battery change feature because this car is targeting for the family use. In order to be providing the car for the ride share market, it is required to have the wheel base more than 2.65 meters, and 30X doesn’t meet this requirement. But however, the next model that Fengsheng is going to release later this year is going to meet the requirement.

Also, An Kao’s battery exchange technology will be deployed in the vehicle intended for the ride share market because it’s very important to have the high utilization of the cars. This year, we also see a lot of important policies from government to supporting the quick battery exchange model, so we see a great potential in this.

Arthur Porcari

Okay, I’m sorry, I’m having a hard time hearing. Did you say that the subsequent model, at least the new follow-up model will use the An Kao quick battery exchange or not? It came kind of garbled.

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Kewa Luo

(Chinese spoken)

Hu Xiaoming

(Chinese spoken)

Kewa Luo

He’s saying that the next model released is going to use the quick battery exchange feature, but not necessarily only An Kao’s technology. Most likely the technology is going to be available for different providers.

Arthur Porcari

Okay. Do we have any—other than—we’re obviously using the ride share—I’m sorry, the quick battery exchange in Kandi’s own 300,000 government approved program that we’ve been talking about, but other than that, do we have any other outside customers, potential customers out there that are interested in Kandi’s quick battery exchange, because obviously it’s very quick. It’s 60 to 80 seconds, compared to 6.5 minutes for Nio’s, and they’ve been very high on their quick battery exchange as a feature for the future.

Kewa Luo

(Chinese spoken)

Hu Xiaoming

(Chinese spoken)

Kewa Luo

Okay, first of all, I want to clarify that our quick battery exchange takes 90 seconds. I believe that potentially in the future, other vehicles that being used in the ride share market will become the potential customers for our quick battery exchange technology as well.

Arthur Porcari

Okay. Last question, since Geely Holdings seems to have spent over $750 million on both purchasing its stock and funding the new EV for research development and other expenses, if the Kandi option to potentially buy back that significant portion of the JV still alive? If so, when does it expire, and any additional thoughts by Mr. Hu on this subject?

Kewa Luo

(Chinese spoken)

Hu Xiaoming

(Chinese spoken)

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Kewa Luo

Yes, this option is still valid, and when we signed the contract, the expiration date was two years after the signing of the contract, so our decision on whether to execute a buyback will depend on whether it is beneficial to the interests of Kandi Shareholders at that time. For now, it’s hard to say, but if by the time that the buyback is not beneficial for Kandi Shareholders, then it won’t be something we would do.

Arthur Porcari

All right, well thank you very much, and we look forward to hearing from you all again in a couple of weeks, I guess, for the first quarter numbers.

Kewa Luo

Thank you.

Arthur Porcari

Is that right?

Kewa Luo

(Chinese spoken)

Hu Xiaoming

(Chinese spoken)

Kewa Luo

Mr. Hu is saying that once the COVID-19 situation is controlled, I will come to the U.S. to meet everyone.

Arthur Porcari

Okay, very good. Thank you very much. Bye bye.

Kewa Luo

Thank you.

Hu Xiaoming

(Chinese spoken)

Operator

Thank you. We take our next question from John Cronin (phon) of Kandi Technologies. Please go ahead.

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John Cronin

Yes, good morning. One question. The Yongkang screw factory has just received an addition or is presenting being enlarged. Will that location continue to be operated or the functions presently there be moved to the new Jinhua location?

Kewa Luo

Thank you.

(Chinese spoken)

Hu Xiaoming

(Chinese spoken)

Kewa Luo

We are experiencing high demand for motors, especially due to the growth of intelligent electric transportation products. In order to meet this demand, we are expanding that factory. We have completed the structure now and so we are going to have 6,600 square meters of the production base. We expect to have the increased capacity and producing in the second half of this year, and also due to the increased capacity, I expect the revenue from the Yongkang scrou is going to have high growth this year.

John Cronin

Thank you, sir, and you and your family stay well. Thank you once again.

Kewa Luo

Thank you.

(Chinese spoken)

Hu Xiaoming

(Chinese spoken)

Operator

Thank you. We move to our next question, to Michael Fearnow of Focus Tech Investments Inc. Please go ahead.

Michael Fearnow

Yes, good evening. I want to address the present PR regarding the 300,000 government accredited with the third and fourth tier city ride hailing program using Kandi EVs, like the K23, and the quick battery exchange have been put on trial in Xianju suburb. This was a partnership with the giant LCV and off-road utility vehicle maker, Jinpeng. In the press release from a few months ago, it was mentioned that at some point, Kandi and Jinpeng would likely be swapping some equity. I want to break my question down in two parts.

The first part is since this is private and little can be found, can Mr. Hu explain more about Jinpeng and why he feels they are a good partner for Kandi? That’s the first part.

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Kewa Luo

Thank you. Okay, let me translate.

(Chinese spoken)

Hu Xiaoming

(Chinese spoken)

Kewa Luo

I appreciate your question. Jinpeng is an outstanding partner because of they have very high value of sales and massive distribution network. In the past few years, they have been selling over 1 million three-wheelers and 100,000 low-speed vehicles annually. Their distribution network blankets the entire country with over 10,000 outlets, of which 2,000 are county level. Most importantly, we both share the enthusiasm for this ride sharing opportunity in the third and fourth tier cities, where their distribution networks can efficiently reach our target customers, therefore we think the partnership will be a win-win for all involved.

Michael Fearnow

Thank you, and kind of a follow-up to this question is, is the Jinpeng equity swap still in the works, and if so, are we talking about an equity swap at the parent level, i.e. Kandi stock, or at the subsidiary level? If there is an equity dilution, will it be less than 50% so that it can still report consolidated sales? Then as far as Jinpeng, what exactly does Jinpeng bring to the relationship, cash and equities or both? Then as a kind of unrelated part, do you expect any other partners in this 300,000 EV program?

Then when you get that, I have a quick inquiry about if do we have a representative of Blueshirt on the group—on this call?

Kewa Luo

Yes, we do have them on the call, but they are not on speaking mode.

Michael Fearnow

Yes, when Mr. Hu finishes his question, I would like to direct a little bit of information towards Blueshirt Group. But go ahead, thank you.

Kewa Luo

Okay, thank you.

(Chinese spoken)

Hu Xiaoming

(Chinese spoken)

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Kewa Luo

First of all, the equity swap with Jinpeng is being discussed. If ever implemented, it would be with the subsidiary, Hainan company. I don’t think it’s going to be a significant amount of percentage swap, but it’s going to be enough to be serious about a partnership.

Regarding to what going to relationships, I believe it is a strong alliance with our expertise and resources, and this cooperation brings many positive aspects, not just cash and technologies.

Michael Fearnow

Okay, and as far as Blueshirt Group, can they expand on their role with Kandi going forward? Part of the inquiry I had, I know one time they responded to some questions that were sent by email, and those were very helpful, and I’m hopeful they’ll do that in the future. One general question for Blueshirt, on these conference—quarterly conference calls, is it possible to use something like the Zoom video conferencing app and possibly even get a little more efficiency on the translations?

Kewa Luo

(Chinese spoken)

Hu Xiaoming

(Chinese spoken)

Kewa Luo

Blueshirt will play a very important role in helping us with communication, especially that our team consists of all Chinese, so we like to have American advisor who understands Wall Street, understand the Company’s operations, to represent us in the market to help deliver the message in a very efficient way.

Regarding to whether or not having the virtual conference, I think it depends, if it’s necessary and practical, we will always keep the options open to explore opportunities.

Michael Fearnow

Thank you. Look forward to a successful 2020.

Kewa Luo

Thank you.

(Chinese spoken)

Hu Xiaoming

(Chinese spoken)

Operator

Thank you. We have no further questions. We have no further questions at this time.

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Kewa Luo

Okay, we can finish the call.

Hu Xiaoming

(Chinese spoken)

Kewa Luo

(Chinese spoken)

Hu Xiaoming

(Chinese spoken)

Kewa Luo

Mr. Hu is just saying from the last call, we see some feedback telling us that some investors are not able to ask questions, so he is encouraging attendees to ask questions right now

Operator

Please go ahead.

Hu Xiaoming

(Chinese spoken)

Kewa Luo

Thank you, ladies and gentlemen, for attending today’s call. On behalf of the Board of Directors and the Management Team of Kandi Technologies Group, I would like to reaffirm our commitment. We will continue to work diligently to maximize Shareholder value by focusing on growing our EV business strategically while delivering strong operational results. Thank you very much for your understanding and support. We look forward to talking with you in the next call.

If you have any additional questions, please don’t hesitate to contact our Investor Relations department and our outside IR consultant. Goodbye.

Operator

Thank you. Ladies and gentlemen, that will conclude today’s conference call. Thank you for your participation. You may now disconnect.

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